ESCROW AGREEMENT


                  THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of December 19, 1997, by and among Fairfield Communities, Inc., a Delaware corporation ("Fairfield"), Ralph P. Muller ("RM"), R & A Partnership, Ltd., a Texas limited partnership ("R&A"), and Kevin Sheehan ("KS" and together with RM and R&A, the "Stockholders"), and Mercantile Bank of Arkansas, as Escrow Agent ("Escrow Agent").

                                    RECITALS

         A. Fairfield, FCVB Corp., a Florida corporation and wholly owned subsidiary of Fairfield ("Merger Sub") and Vacation Break USA, Inc., a Florida
corporation  ("Vacation  Break"),  have entered  into an  Agreement  and Plan of
Merger (as the same may be amended or modified from time to time, the "Merger Agreement"), pursuant to which and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into Vacation Break and shares of
Common Stock, par value $.01 per share, of Vacation Break outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into and represent the right to receive, among other things, a number of shares of Common Stock, par value $.01 per share, of Fairfield ("Fairfield Common Stock").

         B. Concurrently with the execution of the Merger Agreement, Fairfield, Merger Sub, and the Stockholders entered into a Principal Stockholders Agreement (as the same may be amended or modified from time to time, the "Principal Stockholders Agreement"), pursuant to which and upon the terms and conditions thereof, RM and R&A, jointly and severally as a group, and KS, severally and not jointly, will indemnify and hold Fairfield and its subsidiaries (including Vacation Break and its subsidiaries) (each an "Indemnified Person") harmless from and against certain liabilities.

         C. As security for the respective obligations of RM and R&A, as a group, and KS, to indemnify and hold the Indemnified Persons harmless as described in Section 5 of the Principal Stockholders Agreement, RM and R&A have given irrevocable instructions to cause to be deposited 222,287 shares of Fairfield Common Stock (the "RM/RA Shares") with the Escrow Agent and KS has given irrevocable instructions to cause to be deposited 55,572 shares of Fairfield Common Stock (the "KS Shares") with the Escrow Agent.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                  1.       Certain Definitions.

                  For the purposes of this Agreement, the following terms shall have the following meanings:

                  "Additional Matter" shall mean the matter described in Section 5(a)(iii) of the Principal Stockholders Agreement.

                  "Disbursement Notice" shall mean any notice delivered pursuant to Section 7(a) or 7(b) instructing the Escrow Agent to release any Escrow Shares or Escrow Funds from the escrow under this Agreement.

                  "Escrow Funds" shall mean any and all proceeds of Escrow Shares sold or disposed of in accordance with Section 4(c) of this Agreement, any interest or increase received on the investment of such proceeds, and any cash dividends paid on Escrow Shares held in escrow.

                  "Escrow Shares" shall mean (i) the shares of Fairfield Common Stock, deposited in escrow as provided in Section 4 together with all rights associated with such shares, plus (ii) subject to Section 4(b), all shares or other securities or property (other than cash) paid as a dividend on or issued or distributed in respect of such deposited shares, and any shares or other securities into which such deposited shares may be changed or for which they may be exchanged pursuant to any stock split, dividend, combination, reclassification or other corporate action of Fairfield affecting shares of Fairfield Common Stock generally.

                  "Indemnified Matter" shall mean each matter that is the subject of the proceedings described on Schedule 1 hereto.

                  "KS Indemnified Matter Escrow Amount" shall mean (i) the number of KS Shares that have on the date of this Agreement an aggregate Share Value equal to the KS Indemnified Matter Maximum Amount for a particular Indemnified Matter less the number of those shares sold or disposed of in accordance with Section 4(c), plus (ii) the Escrow Funds directly attributable to that number of KS Shares, such KS Shares and Escrow Funds being allocated under this Agreement to be released under Sections 7(a) and 7(b) in respect of that Indemnified Matter.

                  "KS Indemnified Matter Maximum Amount" shall mean with respect to each Indemnified Matter the amount listed opposite such Indemnified Matter in the column so named on Schedule 1.

                  "RM/RA Indemnified Matter Escrow Amount" shall mean (i) the number of RM/RA Shares that have on the date of this Agreement an aggregate
Share Value equal to the RM/RA Indemnified Matter Maximum Amount for a particular Indemnified Matter less the number of those shares sold or disposed of in accordance with Section 4(c), plus (ii) the Escrow Funds directly attributable to that number of RM/RA Shares, such RM/RA Shares and Escrow Funds being allocated under this Agreement to be released under Sections 7(a) and 7(b) in respect of that Indemnified Matter.

                  "RM/RA Indemnified Matter Maximum Amount" shall mean with respect to each Indemnified Matter the amount listed opposite such Indemnified Matter in the column so named on Schedule 1.

                  "Share Value" shall mean $43 3/16 per share of Fairfield Common Stock, subject to equitable adjustment by Fairfield to give effect to any stock split, stock dividend or combination or reclassification of or in respect of Fairfield Common Stock.

     "Stockholder Percentage" shall mean 80% in the case of RM and R&A, as a group, and 20% in the case of KS.

                  "Stockholder Sub-account" shall mean the separate sub-account for each of RM and R&A, as a group, and KS established and maintained by the Escrow Agent in which the RM/RA Shares and KS Shares deposited on behalf of RM and R&A, as a group, and KS, respectively, and the Escrow Funds derived therefrom, shall be held on deposit in escrow as provided in this Agreement.

                  2. Appointment of Escrow Agent. The Stockholders and Fairfield hereby appoint Mercantile Bank of Arkansas as Escrow Agent for the purposes set forth in this Agreement, and the Escrow Agent hereby accepts that appointment and agrees to be bound by the terms and conditions of this Agreement.

                  3. Deposit in Escrow. The Stockholders have, pursuant to irrevocable instructions, directed the Exchange Agent (as defined in the Merger Agreement) to deposit on behalf of RM and R&A, as a group, and KS in escrow with the Escrow Agent a certificate or certificates representing the RM/RA Shares and the KS Shares, respectively, registered in the name of the Escrow Agent or the nominee or nominees of the Escrow Agent. The Escrow Agent shall issue an appropriate receipt for the RM/RA Shares and the KS Shares so deposited on behalf of RM and R&A, and KS upon delivery of such certificate or certificates and shall hold the RM/RA Shares and the KS Shares and any and all Escrow Funds derived therefrom in separate Stockholder Sub-accounts for the benefit of Fairfield and the applicable Stockholder as the source of payment to Fairfield of any amount owed by the Stockholders under Section 5 of the Principal Stockholders Agreement (an "Indemnifiable Loss").

     4. Voting Rights and Distributions; Conversion of Escrow Shares.

                  (a) Voting Rights of Escrow Shares. All voting rights with respect to the Escrow Shares held in each Stockholder Sub-account may be exercised by the applicable Stockholder and the Escrow Agent shall from time to time execute and deliver to the Stockholders such proxies, consents or other documents as may be necessary to enable the Stockholders to exercise such rights.

                  (b) Distributions on Escrow Shares. All cash and non-cash dividends and other distributions paid or made with respect to or on the Escrow Shares held in the Stockholder Sub-account for each Stockholder from time to time, including, without limitation, all shares or other securities or property paid as a dividend on or distributed in respect of such Escrow Shares, shall be received by the Escrow Agent and held in the same Stockholder Sub-account as the Escrow Shares on which or in respect of which they were paid, pending disbursement or distribution thereof in accordance with this Agreement.

                  (c) Conversion of Escrow Shares. The Escrow Agent shall be entitled, upon the written direction of each Stockholder, to effect the sale, for cash, of any or all of the Escrow Shares held in the Stockholder Sub-account for such Stockholder in market transactions with unrelated third parties at market prices reflecting arm's-length negotiation, provided that all proceeds of any such sale of Escrow Shares are held as Escrow Funds, pending disbursement or distribution thereof in accordance with this Agreement. All Escrow Funds may be invested exclusively in one or more of the investments described in Schedule 2 hereto as each Stockholder shall direct in writing with respect to the Escrow Funds held in the Stockholder Sub-account for such Stockholder and any interest or increase received in respect of any investment will be held as Escrow Funds pending disbursement or distribution thereof in accordance with this Agreement.

                  (d) Reliance on Stockholder Action. The applicable Stockholder for the Stockholder Sub-account in which the RM/RA Shares are deposited is RM and R&A, as a group, and the Escrow Agent shall be entitled to rely on directions from either RM or R&A with respect to any action, consent or directive to be taken or given in respect of the Escrow Shares and Escrow Funds in that Stockholder Sub-account.

                  (e) Release of Excess Escrow Funds. If at the time of payment of any cash dividend on or distribution in respect of any Escrow Shares held in any Stockholder Sub-account, the receipt of proceeds from the sale of any Escrow Shares in accordance with Section 4(c) or receipt of any interest on or increase in respect of any investment of the proceeds thereof held in any Stockholder Sub-account, the sum of (i) the aggregate value of the Escrow Shares (based upon the Share Value) and the Escrow Funds held in such Stockholder Sub-account comprising the KS Indemnified Matter Escrow Amount or the RM/RA Indemnified Matter Escrow Amount, as applicable, for each Indemnified Matter, plus (ii) the aggregate value of the Escrow Shares and Escrow Funds theretofore disbursed from such Stockholder Sub-account to Fairfield for application against Indemnifiable Losses in respect of each Indemnified Matter, exceeds the corresponding KS Indemnified Matter Maximum Amount or RM/RA Indemnified Matter Maximum Amount for each Indemnified Matter, then, to the extent of such excess, the Escrow Agent shall distribute the cash dividends, distributions, sale proceeds or interest payments to the applicable Stockholder.

                  5. Assessments on Escrow Shares and Escrow Funds. Each of the Stockholders shall be liable for, and shall from time to time when due and payable, pay and discharge all taxes, assessments and governmental charges, including, without limitation, income taxes assessed on dividends and distributions on the Escrow Shares and Escrow Funds held in the Stockholder Sub-account for such Stockholder or any sale or other disposition of any Escrow Shares, imposed on the Escrow Shares and Escrow Funds in such Stockholder

Sub-account, or on any cash, securities or other property then held in escrow hereunder or on any dividends or interest or other income arising therefrom payable to such Stockholder under this Agreement. If the Escrow Agent is obligated to withhold any amount of any cash dividend or cash distribution or sale proceeds, interest thereon or other amount for payment of a Stockholder's taxes, the Stockholder upon 2 business days' notice from the Escrow Agent will promptly pay that amount to the Escrow Agent or deposit an equal amount of funds in the escrow.

                  6. Beneficial Ownership; No Liens or Encumbrances. Except to the extent otherwise contemplated by this Agreement, each Stockholder shall, at all times, beneficially own all Escrow Shares and Escrow Funds on deposit with the Escrow Agent in the applicable Stockholder Sub-account. The Stockholders shall not pledge, encumber or permit the imposition of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature on, the Escrow Shares or Escrow Funds or any rights of the Stockholders in, to, or under the Escrow Shares, Escrow Funds or this Agreement in any manner whatsoever.

                  7.       Release of Escrow Shares and Escrow Funds.

                  (a) Litigation Expenses. Promptly following receipt of a Disbursement Notice in the form of Exhibit A signed by Fairfield and specifying the amount of the Indemnified Matter Escrow Amount to be released, the Escrow Agent will release Escrow Shares or Escrow Funds or both in accordance with Sections 7(c), 7(d) and 7(e) equal to the amount set forth in the Disbursement Notice. A Disbursement Notice under this Section 7(a) may be delivered at any time and the Escrow Agent will release the specified amount within 5 business days after receipt of that Disbursement Notice.

                  (b)      Settlements; Other Releases.

                  (i) If Fairfield is required under Section 5(g) of the Principal Stockholders Agreement to obtain the Stockholders' approval of a settlement of an Indemnified Matter, Fairfield, KS, and RM or R&A will deliver a Disbursement Notice in the form of Exhibit B specifying the amounts of the Indemnified Matter Escrow Amount to be released from the escrow. The Escrow Agent will release Escrow Shares or Escrow Funds or both in accordance with Sections 7(c), 7(d) and 7(e) equal to the amount specified in the Disbursement Notice.

                  (ii) If Fairfield is not required under Section 5(g) of the Principal Stockholders Agreement to obtain the Stockholders' approval (or the Stockholders are deemed to have approved) of a settlement of an Indemnified Matter or a final, nonappealable judgment or order of a court has been entered in respect of a Indemnified Matter, Fairfield may deliver to the Escrow Agent a Disbursement Notice in the form of Exhibit C specifying the amounts of the Indemnified Matter Escrow Amount to be released. The Escrow Agent will release Escrow Shares or Escrow Funds or both in accordance with Sections 7(c), 7(d) and 7(e) equal to the amount specified in the Disbursement Notice.

                  (iii) Promptly following the full and final settlement of, or the entry of a final, nonappealable judgment or order in respect of, an Indemnified Matter and the payment of all Indemnifiable Losses in connection therewith, Fairfield shall deliver to the Escrow Agent a Disbursement Notice in the form of Exhibit B, directing the Escrow Agent release to KS the remaining portion of the KS Indemnified Matter Escrow Amount and to release to RM and R&A the remaining portion of the RM/RA Indemnified Matter Escrow Amount in respect of that Indemnified Matter.

                  (iv) If permitted under Section 5(k) of the Principal Stockholders Agreement, Fairfield and the Stockholders may deliver to the Escrow Agent a Disbursement Notice in the form of Exhibit D specifying the amounts of the Indemnified Matter Escrow Amount to be released. The Escrow Agent will release Escrow Shares or Escrow Funds or both in accordance with Sections 7(c), 7(d) and 7(e) equal to the amount specified in the Disbursement Notice.

                  (v) A Disbursement Notice may be delivered under this Section 7(b) at any time, and the Escrow Agent will release the specified amount within 5 business days after receipt of the Disbursement Notice.

                  (c) Priority. The Escrow Agent shall release to each Person specified in a Disbursement Notice the required amount of each of the KS Indemnified Matter Escrow Amount and the RM/RA Indemnified Matter Escrow Amount from the Escrow Funds and/or Escrow Shares that comprise that KS Indemnified Matter Escrow Amount and RM/RA Indemnified Matter Escrow Amount for the applicable Indemnified Matter up to the corresponding KS Indemnified Matter Maximum Amount and RM/RA Indemnified Matter Maximum Amount for the Indemnified Matter. The number of Escrow Shares to be released will be based on the Share Value.

                  (d) Certificates. Certificates and other evidence of Escrow Shares delivered to Fairfield pursuant to this Agreement shall be duly endorsed (with signature guaranteed) by the Escrow Agent for transfer to Fairfield or its nominee or designee. Certificates and other evidence of Escrow Shares delivered to the Stockholders shall be duly endorsed (with signature guaranteed) by the Escrow Agent for transfer in such name or names as they shall direct.

                  (e) Allocation Among Sub-accounts. The Escrow Shares and Escrow Funds to be released under Sections 7(a) and 7(b) shall be withdrawn by the Escrow Agent from the Escrow Shares and Escrow Funds that comprise the appropriate KS Indemnified Matter Escrow Amount and RM/RA Indemnified Matter Escrow Amount in the Stockholder Sub-accounts in the following manner: first, Escrow Funds to the extent thereof, and, second, such number of Escrow Shares (to the nearest whole Escrow Share). In no event will the sum of (i) the amount of Escrow Funds and value of Escrow Shares to be released from each Stockholder Sub-account pursuant to a Disbursement Notice, plus (ii) the aggregate amount of Escrow Funds and value of Escrow Shares theretofore released from such
Stockholder Sub-account and delivered to Fairfield with respect to the particular Indemnified Matter to which that Disbursement Notice relates, exceed the applicable KS Indemnified Matter Maximum Amount or RM/RA Indemnified Matter Maximum Amount for such Indemnified Matter. Of any amount to be released under Sections 7(a) or 7(b) to satisfy a Stockholder's obligation under Section 5(a) of the Principal Stockholders Agreement, an amount equal to 20% and 80%, respectively, of that amount shall be withdrawn (to the extent of the balance thereof) from Escrow Funds and/or Escrow Shares then held in each Stockholder Sub-account that comprise such KS Indemnified Matter Escrow Amount and such RM/RA Indemnified Matter Escrow Amount. No fractional Escrow Shares shall be created or released under this Section 7.

                  8.       Escrow Agent.

                  (a) Agreements to Govern. The duties and obligations of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement.

                  (b) Liability. The Escrow Agent shall not be liable to anyone whatsoever by reason of any error of judgment or for any act done or step taken or omitted by it in good faith or any mistake of fact or law or for anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own gross negligence or willful misconduct. Fairfield and the Stockholders shall, jointly and severally, indemnify and hold the Escrow Agent harmless from any and all liability and expense which may arise out of any action taken or omitted by it as Escrow Agent in accordance with this Agreement, as the same may be amended, modified or supplemented, except such liability and expense as may result from the gross negligence or willful misconduct of the Escrow Agent.

                  (c) Reliance on Instructions. The Escrow Agent shall be entitled to rely and shall be protected in acting in reliance upon any instructions or directions furnished to it in writing by Fairfield or the Stockholders, or pursuant to any provision of this Agreement and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it by Fairfield or the Stockholders and believed by it to be genuine and to have been signed and presented by the proper party or parties.

                  (d) Resignation of Escrow Agent; Appointment of Successor. The Escrow Agent, or any successor to it hereafter appointed, may at any time resign by giving notice in writing to Fairfield and the Stockholders and shall be discharged from its duties hereunder upon the acceptance of appointment of a successor Escrow Agent as hereinafter provided. In the event of any such resignation, a successor Escrow Agent, which shall be a title insurance company or financial institution acceptable to Fairfield, shall be appointed by Fairfield. Any such successor Escrow Agent shall deliver to Fairfield and the Stockholders a written instrument accepting such appointment hereunder, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive all the Escrow Shares and Escrow Funds held by the predecessor Escrow Agent hereunder.

                  (e) Consultation with Counsel. The Escrow Agent may consult with counsel to be selected and employed by it and shall be fully protected with respect to any action under this Agreement taken or suffered in good faith by the Escrow Agent in accordance with the opinion of such counsel.

                  (f) Compensation and Expenses. The Escrow Agent shall receive compensation for its services at its customary rates as in effect from time to time, together with reimbursement of out-of-pocket expenses incurred by Escrow Agent in connection with this Agreement, including reasonable attorneys' fees incurred pursuant to Section 9(e). Fairfield shall pay such compensation and expenses to the Escrow Agent and shall be reimbursed by RM and R&A, as a group, and KS, in accordance with their respective Stockholder Percentages, up to 50% of the aggregate amount thereof that Fairfield has paid at the time of each distribution to any of the Stockholders under this Agreement, such reimbursement to be payable solely from amounts that would have been otherwise distributed to the Stockholders.

                  (g) Records; Reports. The Escrow Agent will maintain sufficient records to determine the Indemnified Matter Escrow Amount for each Indemnified Matter and will provide monthly reports in reasonable detail of the Indemnified Matter Escrow Amount and its components for each Indemnified Matter. The Escrow Agent will also provide a monthly report of any amounts released from the escrow in respect of each Indemnified Matter.

                  9.       Miscellaneous.

                  (a) Amendment. This Agreement may be amended only by a writing executed by Fairfield, each of the Stockholders, and the Escrow Agent.

                  (b) Entire Agreement. This Agreement and the other agreements expressly referred to herein set forth the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior contracts, agreements, arrangements, communications, discussions, representations and warranties, whether oral or written, between the parties regarding the subject matter hereof.

                  (c)      Notices.

                           If to Fairfield:

                           Fairfield Communities, Inc.
                           11001 Executive Center Drive
                           Little Rock, Arkansas  72211

                           Attention:  Mr. John W. McConnell

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           2001 Ross Avenue, Suite 2300
                           Dallas, Texas  75201

                           Attention:  Mark V. Minton, Esq.

                           If to RM:

                           Mr. Ralph P. Muller
                           Vacation Break USA, Inc.
                           6400 N. Andrews Avenue
                           Park Plaza, Suite 200
                           Ft. Lauderdale, Florida  33309

                           with a copy to:

                           Greenberg, Traurig, Hoffman,
                             Lipoff, Rosen & Quentel, P.A.
                           1221 Brickell Avenue
                           Miami, Florida  33131

                           Attention:  Gary M. Epstein, Esq.

                           If to R&A:

                           R & A Partnership, Ltd.
                           2435 S. Ocean Boulevard
                           Highland Beach, Florida  33487

                           Attention:  Mr. Ralph P. Muller

                           with a copy to:

                           Baker & McKenzie
                           Barnett Tower
                           701 Brickell Avenue
                           Suite 1600
                           Miami, Florida  33131-2827

                           Attention:  Nicholas DeNovio, Esq.

                           If to KS:

                           Mr. Kevin Sheehan
                           Vacation Break USA, Inc.
                           6400 N. Andrews Avenue
                           Park Plaza, Suite 200
                           Ft. Lauderdale, Florida  33309

                           with a copy to:

                           Greenberg, Traurig, Hoffman,
                             Lipoff, Rosen & Quentel, P.A.
                           1221 Brickell Avenue
                           Miami, Florida  33131

                           Attention:  Gary M. Epstein, Esq.

                           If to the Escrow Agent:

                           Mercantile Bank of Arkansas
                           One Riverfront Place
                           North Little Rock, Arkansas  72114

                           Attention:  Cecil H. Hull

                  (d) Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Florida, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  (e) Severability. Each section and subsection of this Agreement constitutes a separate and distinct provision hereof. It is the intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applicable in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement shall be adjudicated to be invalid, ineffective or unenforceable, the remaining provisions shall not be affected thereby. The invalid, ineffective or unenforceable provision shall, without further action by the parties, be automatically amended to effect the original purpose and intent of the invalid, ineffective or unenforceable provision; provided, however, that such amendment shall apply only with respect to the operation of such provision in the particular jurisdiction with respect to which such adjudication is made.

                  (f) Waivers. Any waiver by any party of any violation of, breach of or default under any provision of this Agreement, by the other party shall not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of or default under any other provision of this Agreement or any other agreements provided for herein.

                  (g) Headings. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.

                  (i) Third Parties. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person or entity other than Fairfield, the Stockholders, and the Escrow Agent any rights or remedies under, or by reason of, this Agreement.

                  (j) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective heirs, legal representatives, successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have signed this Agreement personally or by their respective officers thereunto duly authorized, all as of the date first written above.

                           FAIRFIELD COMMUNITIES, INC.


                           By:/s/Robert W. Howeth
                             ---------------------------------
                           Name: Robert W. Howeth
                               -------------------------------
                           Title:Sr. Vice President and CFO
                                 -----------------------------

                    R & A  PARTNERSHIP,  LTD.,  a  Texas limited partnership


                            By:RPM Investments, Inc., General Partner
                               -------------------------------------
                            By:/s/Linda M. Fenner , as General Partner
                               ---------------------------------------
                            Name: Linda M. Fenner
                                 -------------------------------------
                            Title: President
                                  ------------------------------------



                                            Ralph P. Muller



                                            Kevin Sheehan


                                      MERCANTILE BANK OF ARKANSAS,
                                            as Escrow Agent


                                       By:/s/ Cecil H. Hull
                                         -------------------------
                                       Name: Cecil H. Hull
                                            ----------------------
                                       Title: Vice President
                                             ---------------------

                                   SCHEDULE 1


----------------------------------- ---------------------------------------------------------

      Indemnified Matters             KS Indemnified Matter    RM/RA Indemnified Matter
                                         Maximum Amount             Maximum Amount
----------------------------------- ------------------------ ---------------------------
----------------------------------- ------------------------ ---------------------------
1. Market Response Group and Laser        $ 1,200,000               $4,800,000
   Company, Inc. v. Vacation Break
   USA, Inc.
----------------------------------- ------------------------ ---------------------------
------------------------------------ ----------------------- ---------------------------

2. Global Marketing & Travel, Inc. v.         100,000                  400,000
   Vacation Break USA, Inc.
----------------------------------- ------------------------ ---------------------------
----------------------------------- ------------------------ ---------------------------

3. David Johnson, et al. v. Vacation          100,000                  400,000
   Break USA, Inc.
----------------------------------- ------------------------ ---------------------------
----------------------------------- ------------------------ ---------------------------

4. Additional Matter                        1,000,000                4,000,000
----------------------------------- ------------------------ ---------------------------


                                   SCHEDULE 2

         Obligations issued or unconditionally guaranteed by the United States government, or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States government, which obligations mature within one year from the date of investment.

                                    EXHIBIT A




Mercantile Bank of Arkansas
One Riverfront Place
North Little Rock, Arkansas 72114
Attention:  Hank Hull

Re: Escrow Agreement,  dated as of December 19, 1997, among Fairfield,  RM, R&A,
    KS and Mercantile Bank of Arkansas, as escrow agent (the "Escrow Agreement")

Gentlemen/Ladies:

         Unless otherwise defined in this Disbursement Notice, all terms used with initial capital letters will have the meanings ascribed to those terms in the Escrow Agreement. This Disbursement Notice is delivered pursuant to Section 7(a) of the Escrow Agreement. Attached is a reasonably detailed schedule of litigation expenses incurred which constitute Indemnifiable Losses. The undersigned hereby certifies that it is entitled pursuant to the terms of
Section 5(d) of the Principal Stockholders Agreement to the release of $___________ of the Indemnified Matter Escrow Amount in respect of the [first/second/third/fourth] Indemnified Matter identified on Schedule 1 to the Escrow Agreement. Release that amount to Fairfield. A copy of this Disbursement Notice has been sent to the Stockholders.

                                                 Very truly yours,

                                            Fairfield Communities, Inc.



                                            By:
                                          Name:
                                         Title:

                                    EXHIBIT B

Mercantile Bank of Arkansas
One Riverfront Place
North Little Rock, Arkansas 72114
Attention:  Hank Hull

Re: Escrow Agreement,  dated as of December 19, 1997, among Fairfield,  RM, R&A,
    KS and Mercantile Bank of Arkansas, as escrow agent (the "Escrow Agreement")

Gentlemen/Ladies:

         Unless otherwise defined in this Disbursement Notice, all terms used with initial capital letters will have the meanings ascribed to those terms in the Escrow Agreement. This Disbursement Notice is delivered pursuant to Section 7(b)(i) or (iii) of the Escrow Agreement in respect of the [first/second/third/fourth] Indemnified Matter on Schedule 1 to the Escrow Agreement. Of the KS Indemnified Matter Escrow Amount in respect of that Indemnified Matter, release $_________ of that amount to Fairfield. Of the RM/RA Indemnified Matter Escrow Amount in respect of that Indemnified Matter, release $_________ of that amount to Fairfield.

                                           Very truly yours,

                                           Fairfield Communities, Inc.


                                            By:
                                          Name:
                                         Title:



                                            Ralph P. Muller



                                            Kevin Sheehan

                                            R & A Partnership, Ltd.


                                          By:
                                          By:              , as General Partner

                                    EXHIBIT C

Mercantile Bank of Arkansas
One Riverfront Place
North Little Rock, Arkansas 72114
Attention:  Hank Hull

Re: Escrow Agreement,  dated as of December 19, 1997, among Fairfield,  RM, R&A,
    KS and Mercantile Bank of Arkansas, as escrow agent (the "Escrow Agreement")

Gentlemen/Ladies:

         Unless otherwise defined in this Disbursement Notice, all terms used with initial capital letters will have the meanings ascribed to those terms in the Escrow Agreement. This Disbursement Notice is delivered pursuant to Section 7(b)(ii) of the Escrow Agreement in respect of the [first/second/third/fourth] Indemnified Matter on Schedule 1 to the Escrow Agreement. [Attached is a reasonably detailed schedule of amounts paid or payable which constitute Indemnifiable Losses.] Of the KS Indemnified Matter Escrow Amount in respect of that Indemnified Matter, release $_______________ of that amount to [Fairfield/KS]. Of the RM/RA Indemnified Matter Escrow Amount in respect of that Indemnified Matter release $_____________ to [Fairfield/RM]. All payments and deliveries should be made at the addresses identified in the Escrow Agreement [or identified as the attached Schedule 1.].
A copy of this Disbursement Notice has been sent to the Stockholders.

                                            Very truly yours,

                                            Fairfield Communities, Inc.


                                          By:
                                        Name:
                                       Title:

                                    EXHIBIT D

Mercantile Bank of Arkansas
One Riverfront Place
North Little Rock, Arkansas 72114
Attention:  Hank Hull

Re: Escrow Agreement,  dated as of December 19, 1997, among Fairfield,  RM, R&A,
    KS and Mercantile Bank of Arkansas, as escrow agent (the "Escrow Agreement")

Gentlemen/Ladies:

         Unless otherwise defined in this Disbursement Notice, all terms used with initial capital letters will have the meanings ascribed to those terms in the Escrow Agreement. This Disbursement Notice is delivered pursuant to Section 7(b)(iv) of the Escrow Agreement in respect of the fourth Indemnified Matter on
Schedule 1 to the Escrow Agreement. Of the KS Indemnified Matter Escrow Amount in respect of that Indemnified Matter, release $_________ of that amount to KS. Of the RM/RA Indemnified Matter Escrow Amount in respect of that Indemnified Matter, release $_________ of that amount to RM.

                                          Very truly yours,

                                          Fairfield Communities, Inc.


                                         By:
                                       Name:
                                      Title:




                                             Ralph P. Muller



                                              Kevin Sheehan


                                          R & A Partnership, Ltd.


                                      By:
                                      By:                   , as General Partner